FIRST AMENDMENT TO RIGHTS AGREEMENT

FIRST AMENDMENT dated as of August 5, 2003 (this "Amendment") to the Rights Agreement (the "Agreement") dated as of August 20, 1993 between Mercer International Inc., a Massachusetts trust organized under Washington law (the "Company"), and Computershare Trust Company of Canada, the successor to Montreal Trust Company of Canada, as rights agent (the "Rights Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Agreement.

     WHEREAS, the Company has proposed to enter into a settlement agreement to be dated the date hereof by and among the Company and Greenlight Capital, L.L.C. and Greenlight Capital, Inc. (the "Settlement Agreement");

     WHEREAS, the Company deems this Amendment to the Agreement to be necessary and desirable and in the best interests of the holders of the Rights and has duly approved this Amendment;

     WHEREAS, no event has occurred that would cause any Person to be deemed an Acquiring Person; and

     WHEREAS, Section 26 of the Agreement permits the Company at any time before any Person becomes an Acquiring Person to amend the Agreement in the manner Provided herein;

     NOW,  THEREFORE,  the  Agreement  is  hereby  amended  as  follows:

     Section 1. ADDITION OF SECTION 34. A new Section 34 to the Agreement is hereby added:

          "Notwithstanding anything in this Agreement to the contrary, neither Greenlight Capital, L.L.C., Greenlight Capital, Inc., David Einhorn, GWA Investments LLC, Guy W. Adams, Saul Diamond, Coghill Capital Management, LLC ("CCM"), Clint D. Coghill, CCM Master Fund, Ltd., Cramer Rosenthal McGlynn, LLC ("CRM"), Peter Kellogg ("PK"), the nominee for trustee jointly selected by CCM, CRM and PK, nor any of their respective Affiliates or Associates shall become an Acquiring Person, either individually or collectively, no Distribution Date, Stock Acquisition Date or Triggering Event shall occur, no Rights shall separate from the Common Shares or otherwise become exercisable and no adjustment shall be made pursuant to Sections 11 or 13 of this Agreement, in each case by virtue of (i) the execution of the Settlement Agreement, (ii) the public announcement thereof, or(iii) the consummation of the transactions set forth in the Settlement Agreement, including, without limitation, the selection of the nominee for Trustee by CCM, CRM and PK and the issuance to Guy W. Adams of the G.A. Options, the issuance to GWA Investments LLC of the GWA Options, the issuance to Saul Diamond of the S.D. Options and the issuance of any shares to Greenlight Capital, L.L.C., Greenlight Capital, Inc. or any of their Affiliates or Associates pursuant to Section 2.8 of the Settlement Agreement."

     "G.A.  Options"  has  the  meaning  set  forth in the Settlement Agreement.


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     "GWA Options"  has  the  meaning  set  forth  in  the Settlement Agreement.

     "Meeting"  has  the  meaning  set  forth  in  the  Settlement  Agreement.

     "S.D.  Options"  has  the  meaning  set  forth in the Settlement Agreement.

     "Settlement Agreement" means that certain Agreement dated August 5, 2003, by and among the Company, Greenlight Capital, L.L.C. and Greenlight Capital, Inc.

     Section 2. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Rights Agreement shall continue in full force and effect unamended and in accordance with the provisions thereof on the date hereof.

     Section 3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of Washington applicable to contracts to be made and performed entirely within such State.

     Section  4.   COUNTERPARTS.   This   Amendment   may  be  executed  in  two
counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]


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IN  WITNESS WHEREOF, the Company and the Rights Agent have caused this Amendment to  be  duly  executed  as  of  the  day  and  year  first  above  written.


MERCER  INTERNATIONAL  INC.

By: /s/ Bill McCartney
   --------------------------------------
   Name:  Bill McCartney
   Title: Trustee

COMPUTERSHARE  TRUST  COMPANY  OF  CANADA

By: /s/ Ian Malcolm
   --------------------------------------
   Name:  Ian Malcolm
   Title: Account Manager